SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):       February 1, 2000


                           Alliant Energy Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-9894                     39-1380265
---------------                 ----------------             ------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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          On February 1, 2000, Alliant Energy Corporation issued a press release announcing its earnings for the fourth quarter and the fiscal year ended December 31, 1999. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99.1) Alliant Energy Corporation Press Release dated February 1,
                      2000.



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


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANT ENERGY CORPORATION



Date:  February 1, 2000                 By: /s/ Edward M. Gleason
                                            ----------------------------------
                                            Edward M. Gleason
                                            Vice President-Treasurer and
                                            Corporate Secretary




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

                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 1, 2000


Exhibit
Number
------

(99.1)      Alliant Energy Corporation Press Release dated February 1, 2000.



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